October 31, 2002                                                   ANNUAL REPORT

    SUNAMERICA STYLE SELECT SERIES, INC.

     SUNAMERICA VALUE FUND (SSVAX)
         (FORMERLY KNOWN AS THE STYLE SELECT SERIES MULTI-CAP
         VALUE PORTFOLIO)

--------------------------------------------------------------------------------
                      [LOGO]

October 31, 2002                                                   ANNUAL REPORT

Dear Shareholders:

    We are pleased to present this annual report for the SunAmerica Value Fund (formerly known as the Style SELECT Series Multi-Cap Value Portfolio). The SunAmerica Value Fund outperformed the S&P 500 BARRA Value Index, the Russell 1000 Value Index, and its Lipper category average for the twelve months ended October 31, 2002.

    On the following pages, you will find a discussion of the Fund's investment performance over the fiscal year. The conversation highlights key factors influencing recent performance of the Fund and is followed by detailed financial statements for the annual period.

    Our continuing goal is to provide you with high-quality investment management services across a range of broad-based and specialized mutual funds. As always, we thank you for investing in our family of funds. We value your confidence in us and look forward to serving your investment needs in the future.

Sincerely,

/s/ Peter A. Harbeck
Peter A. Harbeck
President
AIG SunAmerica Asset Management

-------------------
Past performance is no guarantee of future results.

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
      TABLE OF CONTENTS

---------------------------------------------

       STYLE SELECT SERIES PORTFOLIO REVIEW..............   2

       STATEMENT OF ASSETS AND LIABILITIES...............   4

       STATEMENT OF OPERATIONS...........................   6

       STATEMENTS OF CHANGES IN NET ASSETS...............   7

       FINANCIAL HIGHLIGHTS..............................   8

       PORTFOLIO OF INVESTMENTS..........................   9

       NOTES TO FINANCIAL STATEMENTS.....................  12

       REPORT OF INDEPENDENT ACCOUNTANTS.................  22

       DIRECTOR INFORMATION..............................  23

       SHAREHOLDER TAX INFORMATION.......................  25

       COMPARISONS: PORTFOLIO vs. INDEXES................  26

SUNAMERICA VALUE FUND

(FORMERLY KNOWN AS STYLE SELECT SERIES MULTI-CAP VALUE PORTFOLIO)

PHILLIP DAVIDSON AND TEAM, Portfolio Managers
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

HOW DID YOU MANAGE THE FUND OVER THE PAST TWELVE MONTHS?

    Almost without exception, and seemingly without regard to sector or industry, firms struggled during the fiscal year. The equity markets were made ever more volatile by declining corporate profits, anxiety about corporate accounting reliability, prospects of war in the Middle East and Iraq, and deepening pessimism about a sustainable economic recovery in the U.S. In such an environment, where dishearteningly few companies demonstrated absolute strength and where fundamentally sound companies fared no better than their weaker counterparts, effective stock selection became critically important. It was for that reason that we adhered closely to our time-tested, disciplined strategy that seeks to identify undervalued leading businesses whose underlying strength and stability should enable them to persevere.

    More specifically, we sought leading U.S. companies selling at a discount to what we believed to be their fair market value and the catalyst that will cause them to return to fair value. Our fundamental research continued to focus on company balance sheets, income statements, and statements of cash flows. In such a challenging period for equity investors, the yield bias of our process significantly aided our relative returns, as the market reminded us that dividends do matter.

    American Century has been sole manager of the SunAmerica Value Fund since April 16, 2002 and prior to that date was part of its multi-manager mandate. For the twelve months ended October 31, 2002, the Fund's Class A annual return of 1.44% (the Fund return does not reflect the impact of sales charges) underperformed the Russell Mid-Cap Value Index which returned -2.97%. The fund significantly outperformed both the S&P 500 BARRA Value Index and the Russell 1000 Value Index, which returned -15.78% and -10.02%, respectively. The Fund also outperformed its Lipper category average, which returned -12.63% for the same period.

    The primary contributor to this outperformance was strong individual stock selection. Equally important to the stocks owned during the fiscal year were the stocks not owned by the Fund, such as Enron, K-Mart, Duke Energy and many others plagued by accounting scandals and other financial turmoil. Working on a bottom-up basis, we select all stocks based upon their individual merits. We make no attempt to diversify among industries or sectors. That said, the top contributors to performance on a sector basis during the annual period were utilities, specialty chemicals, and technology.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

    In the utilities sector, AGL Resources and Piedmont Natural Gas were among the Fund's top performers. AGL's success was the result of effective cost cutting and debt reduction efforts. Piedmont can trace its strength to decreased operating expenses and continued stable revenue growth. The utilities sector--a traditionally higher-yielding, less volatile group--became an increasingly tricky space in which to navigate in recent years. A host of challenges have preyed upon the sector, including last year's California energy crisis, numerous bankruptcies, successive quarters of disappointing earnings, mounting debt problems, and intensifying concerns about accounting irregularities and price manipulation. Our focus on quality served the Fund well, leading us away from firms with leveraged balance sheets or excess capacity, which stumbled the most, and toward more conservatively managed, fundamentally sound enterprises, which better weathered the market's difficulties.

SUNAMERICA VALUE FUND

    Our systematic search for high-quality bargains also led us to success among specialty chemical firms, another group that typically appeals to investors in search of predictable earnings at a reasonable price. A standout performer in this arena was 3M Company, a worldwide supplier of chemical products and adhesives.

    One of the Fund's best performing technology stocks was semiconductor maker Texas Instruments, a leading firm with sound management, a superior balance sheet, and strong cash flows. Although the company's earnings came under pressure, it nonetheless outperformed the market. The Fund's limited exposure to the volatile software and Internet industries also had a positive impact on returns.

    The Fund also benefited from its significant underweight to the poorly performing financial sector. We steered clear of the major money center banks due to their exposure to credit losses in the U.S. and abroad. We focused our efforts in this sector to a select few regional banks and asset managers.

    Of course, there were pockets of trouble. As equity market conditions deteriorated over the course of the summer, department and specialty stores, clothing retailers, automobile makers, and manufacturers of consumer durables saw their shares plummet. Although our value discipline led us to the higher quality names, we were unable to entirely sidestep damage. The Fund's greatest detractor in this group was May Department Stores, which operates more than 400 stores across the U.S. Despite the difficult retail environment and increasing competition it has faced in recent months, we believe this high-quality, well-managed company's future prospects hold promise. Thus, we are maintaining this position.

    Health care holdings were generally a source of strength for the Fund, but we felt some pain from Bristol Myers Squibb. Despite its strong underlying business, the firm stumbled due to excess inventories, slowing sales resulting from patent expirations on several of its key pharmaceuticals, and lower near-term earnings. We maintain this position as well.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR AND INTO 2003?

    Given the state of investor anxiety about the economy and the equity market, we believe conditions are likely to remain volatile in the months ahead. Regardless of the market or economic outlook, we remain committed to our discipline, seeking to buy fundamentally sound businesses that have transitory issues affecting their stock prices. We believe this approach gives the Fund a significant yield cushion and potential downside protection during periods of market turbulence.

                                AVERAGE ANNUAL RETURNS AS OF 10/31/02
                                                                                              RETURN
                                                                                              SINCE
                                                                                            INCEPTION
                                                         1 YR           3 YR       5 YR     (11/19/96)
                                                    ---------------   --------   --------   ----------
A SHARES AT NET ASSET VALUE.......................            1.44%     2.44%      3.10%       7.05%
A SHARES WITH MAXIMUM SALES CHARGE................           -4.38%     0.45%      1.88%       5.99%

          PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE
          PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF THE FUND SHARES.

          THE INVESTMENT RETURN AND PRINCIPAL VALUE OF THE INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

          THE PERFORMANCE OF THE OTHER CLASSES WILL VARY BASED UPON THE DIFFERENCE IN SALES CHARGES AND FEES ASSESSED TO
          SHAREHOLDERS OF THAT CLASS.

SUNAMERICA VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2002

ASSETS:
Investment securities, at value*............................  $140,100,073
Repurchase agreements (cost equals market)..................    13,617,000
Cash........................................................           274
Foreign cash*...............................................        45,135
Receivable for investments sold.............................     3,192,160
Receivable for shares sold..................................       642,138
Interest and dividends receivable...........................       299,288
Receivable from investment adviser..........................        16,997
Prepaid expenses and other assets...........................           427
                                                              ------------
Total assets................................................   157,913,492
                                                              ------------
LIABILITIES:
Payable for investments purchased...........................     4,096,931
Payable for shares redeemed.................................       215,179
Distribution and service maintenance fees payable...........        94,911
Investment advisory and management fees payable.............       125,929
Accrued expenses............................................       186,451
Unrealized depreciation on forward foreign currency
 contracts..................................................         1,154
Payable for variation margin on futures contracts...........        44,357
                                                              ------------
Total liabilities...........................................     4,764,912
                                                              ------------
Net assets..................................................  $153,148,580
                                                              ============
*Identified cost
Investment securities.......................................  $146,345,186
                                                              ============
Foreign cash................................................  $     44,833
                                                              ============

See Notes to Financial Statements

SUNAMERICA VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2002 -- (CONTINUED)

NET ASSETS WERE COMPOSED OF:
Common Stock, $.0001 par value (1 billion shares
 authorized)................................................   $      1,074
Paid-in capital.............................................    157,003,623
                                                               ------------
                                                                157,004,697
Accumulated undistributed net investment income (loss)......      1,130,239
Accumulated undistributed net realized gain (loss) on
 investments,
 foreign currency, and other assets and liabilities.........      1,153,677
Net unrealized appreciation (depreciation) on investments...     (6,245,113)
Net unrealized appreciation (depreciation) on futures
 contracts..................................................        105,897
Net unrealized appreciation (depreciation) on foreign
 currency, and other assets and liabilities.................           (817)
                                                               ------------
Net assets..................................................   $153,148,580
                                                               ============
CLASS A:
Net assets..................................................   $ 50,975,203
Shares outstanding..........................................      3,485,455
Net asset value and redemption price per share..............   $      14.63
Maximum sales charge (5.75% of offering price)..............           0.89
                                                               ------------
Maximum offering price to public............................   $      15.52
                                                               ============
CLASS B:
Net assets..................................................   $ 78,583,761
Shares outstanding..........................................      5,587,696
Net asset value, offering and redemption price per share
 (excluding any applicable contingent deferred sales
 charge)....................................................   $      14.06
                                                               ============
CLASS II:
Net assets..................................................   $ 18,504,475
Shares outstanding..........................................      1,315,858
Net asset value and redemption price per share (excluding
 any applicable contingent deferred sales charge)...........   $      14.06
Maximum sales charge (1.00% of offering price)..............           0.14
                                                               ------------
Maximum offering price to public............................   $      14.20
                                                               ============
CLASS I:
Net assets..................................................   $  4,725,576
Shares outstanding..........................................        323,054
Net asset value, offering and redemption price per share....   $      14.63
                                                               ============
CLASS Z:
Net assets..................................................   $    359,565
Shares outstanding..........................................         24,018
Net asset value, offering and redemption price per share....   $      14.97
                                                               ============

See Notes to Financial Statements

SUNAMERICA VALUE FUND
STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED OCTOBER 31, 2002

INVESTMENT INCOME:
Income:
  Interest..................................................  $   943,308
  Dividends*................................................    4,020,996
                                                              -----------
    Total investment income.................................    4,964,304
                                                              -----------
Expenses:
  Investment advisory and management fees...................    1,720,767
  Distribution and service maintenance fees
    Class A.................................................      191,531
    Class B.................................................      881,239
    Class II................................................      217,452
    Class Z.................................................           --
  Service fees Class I......................................       11,695
  Transfer agent fees and expenses
    Class A.................................................      149,358
    Class B.................................................      237,884
    Class II................................................       61,383
    Class I.................................................       13,967
    Class Z.................................................       20,800
  Registration fees
    Class A.................................................       10,857
    Class B.................................................           --
    Class II................................................        6,058
    Class I.................................................        8,083
    Class Z.................................................        5,065
  Custodian fees and expenses...............................      108,846
  Printing expense..........................................       75,049
  Directors' fees and expenses..............................       13,258
  Audit and tax consulting fees.............................       28,339
  Amortization of organizational expenses...................          379
  Insurance expense.........................................        1,488
  Interest expense..........................................          228
  Legal fees and expenses...................................       14,368
  Miscellaneous expenses....................................       14,970
                                                              -----------
    Total expenses..........................................    3,793,064
    Less: expenses waived/reimbursed by investment
     adviser................................................      (62,270)
    Less: custody credits earned on cash balances...........       (2,699)
                                                              -----------
    Net expenses............................................    3,728,095
                                                              -----------
Net investment income (loss)................................    1,236,209
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments.....................    6,868,788
Net realized gain (loss) on futures contracts...............   (4,041,588)
Net realized gain (loss) on foreign currency and other
 assets and liabilities.....................................      (63,935)
Net change in unrealized appreciation (depreciation) of
 investments................................................   (2,907,196)
Net change in unrealized appreciation (depreciation) on
 futures contracts..........................................       80,407
Net change in unrealized appreciation (depreciation) on
 foreign currency and other assets and liabilities..........       (1,525)
                                                              -----------
Net realized and unrealized gain (loss) on investments,
 foreign currency and other assets and liabilities..........      (65,049)
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:.......  $ 1,171,160
                                                              ===========
*Net of foreign withholding taxes on dividends of...........  $    23,784
                                                              ===========

See Notes to Financial Statements

SUNAMERICA VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE YEAR   FOR THE YEAR
                                                                 ENDED          ENDED
                                                              OCTOBER 31,    OCTOBER 31,
                                                                  2002           2001
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)..............................  $  1,236,209   $    387,295
  Net realized gain (loss) on investments...................     6,868,788      9,159,855
  Net realized gain (loss) on futures contracts.............    (4,041,588)    (2,149,276)
  Net realized gain (loss) on foreign currency and other
   assets and liabilities...................................       (63,935)       (25,673)
  Net change in unrealized appreciation (depreciation) on
   investments..............................................    (2,907,196)   (15,178,208)
  Net change in unrealized appreciation (depreciation) on
   futures contracts........................................        80,407         49,790
  Net change in unrealized appreciation (depreciation) on
   foreign currency and other assets and liabilities........        (1,525)           708
                                                              ------------   ------------
Net increase (decrease) in net assets resulting from
 operations.................................................     1,171,160     (7,755,509)
                                                              ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income (Class A)......................      (311,360)            --
  From net investment income (Class B)......................       (41,812)            --
  From net investment income (Class II).....................       (10,614)            --
  From net investment income (Class I)......................       (26,434)            --
  From net investment income (Class Z)......................        (5,148)            --
  From net realized gain on investments (Class A)...........    (2,285,016)    (5,612,105)
  From net realized gain on investments (Class B)...........    (3,767,153)    (8,943,856)
  From net realized gain on investments (Class II)..........      (956,324)    (1,750,493)
  From net realized gain on investments (Class I)...........      (189,587)            --
  From net realized gain on investments (Class Z)...........       (19,843)       (38,546)
                                                              ------------   ------------
  Total dividends and distributions to shareholders.........    (7,613,291)   (16,345,000)
                                                              ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
 SHARE TRANSACTIONS (NOTE 8)................................    12,481,749     24,881,002
                                                              ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................     6,039,618        780,493

NET ASSETS:
Beginning of period.........................................   147,108,962    146,328,469
                                                              ------------   ------------
End of period*..............................................  $153,148,580   $147,108,962
                                                              ============   ============
* Includes undistributed net investment income (loss).......  $  1,130,239   $    345,367
                                                              ============   ============

See Notes to Financial Statements

SUNAMERICA VALUE FUND
FINANCIAL HIGHLIGHTS

                                                   NET                     DIVIDENDS
                                      NET      GAIN (LOSS)      TOTAL        FROM      DISTRI-                 NET
                       NET ASSET    INVEST-     ON INVEST-       FROM         NET      BUTIONS                ASSET
                        VALUE,       MENT      MENTS (BOTH     INVEST-      INVEST-      FROM      TOTAL      VALUE,
       PERIOD          BEGINNING    INCOME     REALIZED AND      MENT        MENT      CAPITAL    DISTRI-     END OF      TOTAL
        ENDED          OF PERIOD   (LOSS)(1)   UNREALIZED)    OPERATIONS    INCOME      GAINS     BUTIONS     PERIOD    RETURN(2)
---------------------  ---------   ---------   ------------   ----------   ---------   --------   --------   --------   ---------
                                                             CLASS A
10/31/98.............   $16.09      $   --       $ (0.51)       $ (0.51)    $   --      $(0.59)    $(0.59)    $14.99      (3.32)%
10/31/99.............    14.99        0.07          1.76           1.83         --          --         --      16.82      12.21
10/31/00.............    16.82        0.04          1.68           1.72         --       (0.77)     (0.77)     17.77      10.73
10/31/01.............    17.77        0.11         (0.83)         (0.72)        --       (1.95)     (1.95)     15.10      (4.42)
10/31/02.............    15.10        0.18          0.07           0.25      (0.09)      (0.63)     (0.72)     14.63       1.44
                                                             CLASS B
10/31/98.............    16.00       (0.10)        (0.50)         (0.60)        --       (0.59)     (0.59)     14.81      (3.92)
10/31/99.............    14.81       (0.03)         1.73           1.70         --          --         --      16.51      11.48
10/31/00.............    16.51        0.06          1.51           1.57         --       (0.77)     (0.77)     17.31      10.00
10/31/01.............    17.31          --         (0.80)         (0.80)        --       (1.95)     (1.95)     14.56      (5.06)
10/31/02.............    14.56        0.07          0.07           0.14      (0.01)      (0.63)     (0.64)     14.06       0.74
                                                            CLASS II
10/31/98.............    16.00       (0.11)        (0.49)         (0.60)        --       (0.59)     (0.59)     14.81      (3.92)
10/31/99.............    14.81       (0.03)         1.73           1.70         --          --         --      16.51      11.48
10/31/00.............    16.51        0.07          1.49           1.56         --       (0.77)     (0.77)     17.30       9.93
10/31/01.............    17.30          --         (0.79)         (0.79)        --       (1.95)     (1.95)     14.56      (5.01)
10/31/02.............    14.56        0.07          0.07           0.14      (0.01)      (0.63)     (0.64)     14.06       0.74
                                                             CLASS I
11/16/01(6)-
 10/31/02............    15.93        0.19         (0.77)         (0.58)     (0.09)      (0.63)     (0.72)     14.63      (3.83)
                                                             CLASS Z
4/03/98-
 10/31/98............    17.62        0.05         (2.63)         (2.58)        --          --         --      15.04     (14.64)
10/31/99.............    15.04        0.17          1.76           1.93         --          --         --      16.97      12.83
10/31/00.............    16.97        0.13          1.69           1.82         --       (0.77)     (0.77)     18.02      11.25
10/31/01.............    18.02        0.21         (0.85)         (0.64)        --       (1.95)     (1.95)     15.43      (3.86)
10/31/02.............    15.43        0.27          0.06           0.33      (0.16)      (0.63)     (0.79)     14.97       1.98
---------------------------------------------------------------------------------------------------------------------------------


                         NET                          RATIO OF
                        ASSETS       RATIO OF      NET INVESTMENT
                        END OF       EXPENSES       INCOME (LOSS)
       PERIOD           PERIOD      TO AVERAGE     TO AVERAGE NET    PORTFOLIO
        ENDED          (000'S)      NET ASSETS         ASSETS        TURNOVER
---------------------  --------   --------------   ---------------   ---------
                                               CLASS A
10/31/98.............  $71,116     1.78%(4)(5)      (0.01)%(4)(5)         69%
10/31/99.............   58,581     1.77(4)(5)        0.43(4)(5)          118
10/31/00.............   52,062     1.78(4)(5)        0.25(4)(5)           95
10/31/01.............   51,150     1.78(4)(5)        0.68(4)(5)          146
10/31/02.............   50,975     1.78(4)           1.15(4)             188
                                               CLASS B
10/31/98.............  111,030     2.43(4)(5)       (0.66)(4)(5)          69
10/31/99.............   95,112     2.40(4)(5)       (0.19)(4)(5)         118
10/31/00.............   79,261     2.43(4)(5)        0.39(4)(5)           95
10/31/01.............   77,667     2.43(4)(5)        0.03(4)(5)          146
10/31/02.............   78,584     2.43(4)(7)        0.49(4)(7)          188
                                              CLASS II
10/31/98.............   15,260     2.43(4)(5)       (0.66)(4)(5)          69
10/31/99.............   12,976     2.42(4)(5)       (0.21)(4)(5)         118
10/31/00.............   14,652     2.43(4)(5)        0.40(4)(5)           95
10/31/01.............   17,805     2.43(4)(5)        0.02(4)(5)          146
10/31/02.............   18,504     2.43(4)           0.49(4)             188
                                               CLASS I
11/16/01(6)-
 10/31/02............    4,726     1.68(3)(4)        1.26(3)(4)          188
                                               CLASS Z
4/03/98-
 10/31/98............      101     1.21(3)(4)(5)     0.62(3)(4)(5)        69
10/31/99.............       74     1.21(4)(5)        0.98(4)(5)          118
10/31/00.............      353     1.21(4)(5)        0.72(4)(5)           95
10/31/01.............      487     1.21(4)(5)        1.26(4)(5)          146
10/31/02.............      360     1.21(4)           1.69(4)             188
---------------------

(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.
(3) Annualized
(4) Net of the following expense reimbursements (based on average net assets):

                                             10/31/98   10/31/99   10/31/00   10/31/01   10/31/02
                                             --------   --------   --------   --------   --------
      SunAmerica Value Class A.............     0.17%      0.04%      0.09%        --%      0.01%
      SunAmerica Value Class B.............     0.19       0.02       0.07         --         --
      SunAmerica Value Class II............     0.21       0.13       0.11       0.05       0.03
      SunAmerica Value Class I.............       --         --         --         --       0.19
      SunAmerica Value Class Z.............    28.83      23.27      10.14       6.55       5.52

(5) The ratio reflects an expense cap which is net of custody credits of less than 0.01% on waiver/reimbursements if applicable.
(6) Inception of class.
(7) The ratios reflect an expense cap of 2.43% for Class B, which includes advisory fee recoupment which increased the net expense ratio and decreased the net investment income ratio by 0.02%.

See Notes to Financial Statements

SUNAMERICA VALUE FUND
PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2002

                                                         VALUE
          SECURITY DESCRIPTION              SHARES      (NOTE 3)

COMMON STOCK -- 68.0%
AEROSPACE & MILITARY TECHNOLOGY -- 1.7%
  BAE Systems, PLC......................     113,000  $    329,026
  Rockwell Collins, Inc.................     104,100     2,345,373
                                                      ------------
                                                         2,674,399
                                                      ------------
BANKS -- 5.4%
  Commerce Bancshares, Inc..............      39,888     1,658,942
  First Virginia Banks, Inc.............      71,850     2,689,346
  Mercantile Bankshares Corp............      30,900     1,203,246
  UMB Financial Corp....................      32,630     1,273,875
  Washington Federal, Inc...............      60,341     1,488,009
                                                      ------------
                                                         8,313,418
                                                      ------------
BROADCASTING & MEDIA -- 1.2%
  Dow Jones & Co., Inc..................      51,340     1,803,061
                                                      ------------
BUSINESS SERVICES -- 0.8%
  Fluor Corp............................      50,800     1,201,420
                                                      ------------
CHEMICALS -- 2.6%
  Air Products & Chemicals, Inc.@.......      73,100     3,231,020
  du Pont (E.I.) de Nemours & Co........      18,300       754,875
                                                      ------------
                                                         3,985,895
                                                      ------------
COMPUTERS & BUSINESS EQUIPMENT -- 0.4%
  Pitney Bowes, Inc.....................      17,200       577,060
                                                      ------------
COMPUTER SOFTWARE -- 0.9%
  Autodesk, Inc.........................     117,800     1,378,260
                                                      ------------
DRUGS -- 1.5%
  Bristol-Myers Squibb Co...............      95,300     2,345,333
                                                      ------------
ELECTRICAL EQUIPMENT -- 2.7%
  Cooper Industries, Ltd., Class A......      12,000       377,880
  Hubbell, Inc., Class B................     112,508     3,819,647
                                                      ------------
                                                         4,197,527
                                                      ------------
ELECTRONICS -- 2.5%
  Emerson Electric Co...................      79,100     3,811,038
                                                      ------------
ENERGY SERVICES -- 1.3%
  Diamond Offshore Drilling, Inc........      94,900     1,983,410
                                                      ------------
ENERGY SOURCES -- 7.9%
  BP, PLC ADR@..........................     135,800     5,221,510
  ChevronTexaco Corp....................      45,700     3,090,691
  Exxon Mobil Corp......................      31,100     1,046,826
  Royal Dutch Petroleum Co..............      65,164     2,787,716
                                                      ------------
                                                        12,146,743
                                                      ------------
                                                         VALUE
          SECURITY DESCRIPTION              SHARES      (NOTE 3)

FINANCIAL SERVICES -- 4.5%
  Edwards (A.G.), Inc...................      57,400  $  1,888,460
  Morgan Stanley........................      39,300     1,529,556
  PNC Financial Services Group, Inc.....      29,500     1,199,470
  T. Rowe Price Group, Inc..............      80,800     2,280,984
                                                      ------------
                                                         6,898,470
                                                      ------------
FOOD, BEVERAGE & TOBACCO -- 4.1%
  Archer-Daniels-Midland Co.............      54,200       738,204
  Campbell Soup Co.@....................     139,500     2,940,660
  H.J. Heinz & Co.......................      48,100     1,546,896
  UST, Inc..............................      32,029       979,767
                                                      ------------
                                                         6,205,527
                                                      ------------
FOREST PRODUCTS -- 2.3%
  MeadWestvaco Corp.....................      28,400       594,980
  Rayonier, Inc.........................      54,900     2,315,682
  Sonoco Products Co....................      27,100       636,850
                                                      ------------
                                                         3,547,512
                                                      ------------
GAS & PIPELINE UTILITIES -- 6.6%
  AGL Resources, Inc....................      91,494     2,150,109
  Piedmont Natural Gas, Inc.............     133,058     4,758,154
  WGL Holdings, Inc.....................     135,200     3,127,176
                                                      ------------
                                                        10,035,439
                                                      ------------
HOUSEHOLD PRODUCTS -- 4.1%
  Clorox Co.............................      25,500     1,145,715
  Kimberly-Clark Corp...................      99,900     5,144,850
                                                      ------------
                                                         6,290,565
                                                      ------------
HOUSING & HOUSEHOLD DURABLES -- 1.9%
  Whirlpool Corp........................      61,400     2,861,854
                                                      ------------
INSURANCE -- 3.1%
  Allstate Corp.........................      42,400     1,686,672
  CNA Surety Corp.......................      97,100     1,347,748
  Kansas City Life Insurance Co.........      10,000       382,000
  Marsh & McLennan Cos., Inc............      21,000       980,910
  Platinum Underwriters Holdings,
    Ltd.+...............................      17,000       426,700
                                                      ------------
                                                         4,824,030
                                                      ------------
MACHINERY -- 3.4%
  Caterpillar, Inc......................      47,600     1,944,460
  Nordson Corp..........................     123,729     3,205,818
                                                      ------------
                                                         5,150,278
                                                      ------------

SUNAMERICA VALUE FUND
PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

                                                         VALUE
          SECURITY DESCRIPTION              SHARES      (NOTE 3)

COMMON STOCK (CONTINUED)
MEDICAL PRODUCTS -- 1.1%
  Abbott Laboratories...................      41,000  $  1,716,670
                                                      ------------
METALS & MINERALS -- 1.2%
  Barrick Gold Corp.....................      41,500       625,405
  Vulcan Materials Co...................      37,300     1,251,788
                                                      ------------
                                                         1,877,193
                                                      ------------
MULTI-INDUSTRY -- 2.2%
  Honeywell International, Inc..........     143,300     3,430,602
                                                      ------------
REAL ESTATE INVESTMENT TRUSTS -- 0.4%
  Manufactured Home Communities, Inc....      23,200       662,360
                                                      ------------
RETAIL -- 1.4%
  May Department Stores Co..............      92,800     2,166,880
                                                      ------------
TELECOMMUNICATIONS -- 0.7%
  SBC Communications, Inc...............      40,466     1,038,358
                                                      ------------
TELEPHONE -- 1.5%
  BellSouth Corp........................      85,100     2,225,365
                                                      ------------
TRANSPORTATION -- 0.6%
  Alexander & Baldwin, Inc..............      14,200       330,164
  Ryder System, Inc.....................      22,600       518,670
                                                      ------------
                                                           848,834
                                                      ------------
TOTAL COMMON STOCK
  (cost $109,906,039)...................               104,197,501
                                                      ------------
PREFERRED STOCK -- 11.4%
AEROSPACE & MILITARY TECHNOLOGY -- 1.2%
  Raytheon Co. 8.25% (Convertible)(1)...      33,200     1,749,308
                                                      ------------
BUSINESS SERVICES -- 3.4%
  Union Pacific Capital Trust 6.25%
    (Convertible).......................     102,900     5,222,175
                                                      ------------
ELECTRIC UTILITIES -- 5.3%
  Ameren Corp. 9.75% (Convertible)......     118,900     3,138,960
  FPL Group, Inc. 8.00% (Convertible)...      33,600     1,787,520
  FPL Group, Inc. 8.50% (Convertible)...      56,661     3,125,420
                                                      ------------
                                                         8,051,900
                                                      ------------

                                              SHARES/
                                          PRINCIPAL AMOUNT       VALUE
          SECURITY DESCRIPTION             (IN THOUSANDS)       (NOTE 3)

FOREST PRODUCTS -- 0.7%
  International Paper Capital Trust
    5.25% (Convertible).................            24,200  $      1,107,150
                                                            ----------------
TELECOMMUNICATIONS -- 0.8%
  CenturyTel, Inc. 6.875%
    (Convertible).......................            51,000         1,252,050
                                                            ----------------
TOTAL PREFERRED STOCK
  (cost $17,199,526)....................                          17,382,583
                                                            ----------------
BONDS & NOTES -- 12.1%
BUSINESS SERVICES -- 0.1%
  WMX Technologies, Inc.
    2.00% due 1/24/05...................  $             98            83,913
                                                            ----------------
COMMUNICATION EQUIPMENT -- 1.4%
  Vishay Intertechnology, Inc. Liquid
    Yield Option Note
    zero coupon due 6/04/21.............             3,994         2,091,858
                                                            ----------------
ELECTRONICS -- 2.8%
  Agilent Technologies, Inc.
    3.00% due 06/01/06*(2)..............               972           838,350
  Agilent Technologies, Inc.
    3.00% due 06/01/06(2)...............               369           318,262
  Burr-Brown Corp.
    4.25% due 02/15/07..................             1,047         1,041,765
  Teradyne, Inc.
    3.75% due 10/15/06..................             2,498         2,142,035
                                                            ----------------
                                                                   4,340,412
                                                            ----------------
ENERGY SERVICES -- 0.4%
  Diamond Offshore Drilling, Inc.
    1.50% due 4/15/31*..................               614           552,600
                                                            ----------------
ENERGY SOURCES -- 1.8%
  Devon Energy Corp.
    4.90% due 8/15/08...................             1,423         1,417,663
  Devon Energy Corp.
    4.95% due 8/15/08...................             1,413         1,411,234
                                                            ----------------
                                                                   2,828,897
                                                            ----------------
FINANCIAL SERVICES -- 3.8%
  Goldman Sachs Group, Inc. Series IBM
    3.50% due 4/29/12(3)................             2,603         2,589,985
  Goldman Sachs Group, Inc. Series INTC
    2.50% due 9/16/12(3)................             1,060         1,051,934

SUNAMERICA VALUE FUND
PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

                                          PRINCIPAL AMOUNT       VALUE
          SECURITY DESCRIPTION             (IN THOUSANDS)       (NOTE 3)

BONDS & NOTES (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
  Goldman Sachs Group, Inc. Series WMI
    2.00% due 2/12/09(3)................  $            691  $        681,250
  Goldman Sachs Group, Inc. Series WMI
    3.00% due 10/28/12(3)...............             1,493         1,508,915
                                                            ----------------
                                                                   5,832,084
                                                            ----------------
HEALTH SERVICES -- 0.3%
  HEALTHSOUTH Corp.
    3.25% due 4/01/03...................               470           450,025
                                                            ----------------
INSURANCE -- 1.1%
  Loews Corp.
    3.13% due 9/15/07...................             1,858         1,621,105
                                                            ----------------
LEISURE & TOURISM -- 0.3%
  CBRL Group, Inc.
    Liquid Yield Option Note
    zero coupon due 4/03/32.............             1,047           434,505
                                                            ----------------
RETAIL -- 0.1%
  Valassis Communications, Inc. zero
    coupon due 6/06/21..................               415           226,590
                                                            ----------------
TOTAL BONDS & NOTES
  (cost $19,146,421)....................                          18,461,989
                                                            ----------------

                                              SHARES/
                                          PRINCIPAL AMOUNT       VALUE
          SECURITY DESCRIPTION             (IN THOUSANDS)      (NOTE 3)

OPTIONS -- 0.0%
ENERGY SOURCES -- 0.0%
  BP, PLC
    (cost $93,200)......................            40,000  $        58,000
                                                            ---------------
TOTAL INVESTMENT SECURITIES -- 91.5%
  (COST $146,345,186)...................                        140,100,073
                                                            ---------------
REPURCHASE AGREEMENT -- 8.9%
  Agreement with State Street Bank &
    Trust Co., Bearing interest at
    0.85%, dated
    10/31/02, to be repurchased 11/01/02
    in the amount of $13,617,322 and
    collateralized by $12,765,000 of
    United States Treasury Notes,
    bearing interest at 6.00%, due
    8/15/04 and having an approximate
    aggregate value of $13,893,937@
    (cost: $13,617,000).................  $         13,617       13,617,000
                                                            ---------------
TOTAL INVESTMENTS
  (cost $159,962,186)...................             100.4%     153,717,073
Liabilities in excess of other assets...              (0.4)        (568,493)
                                          ----------------  ---------------
NET ASSETS..............................             100.0% $   153,148,580
                                          ================  ===============

------------

+    Non-income producing securities
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
(1) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants.
(2) Variable rate security - the rate reflected is as of October 31, 2002; the maturity date reflects next reset date.
(3)  Fair valued security; see Note 3
@ The security or a portion thereof represents collateral for the following open futures contracts:
     See Notes to Financial Statements.

OPEN FUTURES CONTRACTS
--------------------------------------------------------------------------------------------------------------------------------
                                                               VALUE                VALUE AS OF          UNREALIZED APPRECIATION
 NUMBER OF CONTRACTS     DESCRIPTION   EXPIRATION DATE     AT TRADE DATE          OCTOBER 31, 2002           (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------------
42 Long                 S&P 500 Index   December 2002       $9,190,803               $9,296,700                 $105,897
                                                                                                                ========

OPEN FORWARD FOREIGN CURRENCY CONTRACTS
---------------------------------------------------------------------------------
                                                          UNREALIZED APPRECIATION
CONTRACTS TO DELIVER   IN EXCHANGE FOR    DELIVERY DATE       (DEPRECIATION)
---------------------------------------------------------------------------------
GBP         95,878     USD     149,027     11/29/2002             $  (597)
GBP         74,326     USD     115,435     11/29/2002                (557)
                                                                  -------
Total Unrealized Depreciation                                     $(1,154)
                                                                  =======

     GBP -- Pound Sterling
     USD -- United States Dollar

SUNAMERICA VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002

NOTE 1. ORGANIZATION

   SunAmerica Style Select Series, Inc. (the "Fund") is an open-end management investment company organized as a Maryland corporation on July 3, 1996. The Fund is managed by AIG SunAmerica Asset Management ("SunAmerica"), an indirect wholly-owned subsidiary of American International Group, Inc. The Fund offers nine additional series of shares (each, a "portfolio") which are not included in this report. The investment objective for the Portfolio is as follows:

   SUNAMERICA VALUE FUND (FORMERLY MULTI-CAP VALUE PORTFOLIO) seeks long-term growth of capital through active trading of equity securities selected on the basis of value criteria, issued by companies of any market capitalization.

   The Portfolio offers multiple classes of shares. The classes within the Portfolio is presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

         Class A shares--     Offered at net asset value per share plus an
                              initial sales charge. Any purchases of
                              Class A shares in excess of $1,000,000 will
                              be subject to a contingent deferred sales
                              charge on redemptions made within two years
                              of purchase.
         Class B shares--     Offered at net asset value per share without
                              an initial sales charge, although a declining
                              contingent deferred sales charge may be
                              imposed on redemptions made within six years
                              of purchase. Class B shares will convert
                              automatically to Class A shares on the first
                              business day of the month after eight years
                              from the issuance of such shares and at such
                              time will be subject to the lower
                              distribution fee applicable to Class A
                              shares.
         Class II             Offered at net asset value per share plus an
           shares--           initial sales charge. Certain redemptions
                              made within the first eighteen months of the
                              date of purchase are subject to a contingent
                              deferred sales charge.
         Class I shares--     Offered at net asset value per share
                              exclusively for sale to certain institutions.
         Class Z shares--     Offered at net asset value per share
                              exclusively to participants in certain
                              employee retirement plans and other programs.

   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions. Class A, Class B and Class II shares each make distribution and account maintenance and service fee payments under the distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), except that Class B and Class II shares are subject to higher distribution fee rates. There are no distribution payments applicable to Class I and no distribution or service fee payments applicable to Class Z.

NOTE 2. FUND MERGERS

   Pursuant to a plan of reorganization approved by shareholders of the North American Funds ("NA Funds") on November 7, 2001, all the assets and liabilities of the determined NA Funds were transferred in a tax-free exchange to a determined SunAmerica Style Select Mutual Fund ("SA Funds"). The details of the reorganization transaction, which was consummated on November 16, 2001, are set forth below.

   The SunAmerica Value Fund (formerly, Multi-Cap Value Portfolio) acquired all of the assets and liabilities of the North American Mid Cap Value Fund ("NA Mid Cap Value Fund"). In conjunction with the reorganization, the SunAmerica Value Fund is the surviving entity. All shares of the NA Mid Cap Value Fund Class A, Class B, Class C and Class I were exchanged, tax free, for SunAmerica Value Fund Class A, Class B, Class II and Class I shares, respectively.

SUNAMERICA VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

   Net assets and unrealized appreciation (depreciation) as of the merger date were as follows:

   Net assets of SunAmerica Value Fund Portfolio prior to
  merger....................................................  $155,010,651
   Net assets of NA Mid Cap Value Portfolio prior to
  merger....................................................    30,267,585
                                                              ------------
   Aggregate net assets of SunAmerica Value Fund following
  the acquisition...........................................  $185,278,236
                                                              ============
   Unrealized appreciation in NA MidCap Value Fund..........  $    197,480

   Pursuant to a plan of reorganization approved by the shareholders of the SunAmerica Large-Cap Growth Portfolio and SunAmerica Mid-Cap Growth Portfolio on August 15, 2002, the Style Select Focused Large-Cap Growth Portfolio and the Style Select Focused Multi-Cap Growth Portfolio acquired all of the assets and liabilities of the Style Select Large-Cap Growth Portfolio and the Style Select Mid-Cap Growth Portfolio, respectively.

NOTE 3. SIGNIFICANT ACCOUNTING POLICIES

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of the significant accounting policies followed by the Portfolio in the preparation of its financial statements:

   SECURITY VALUATIONS: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Advisor to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the Portfolio uses the exchange that is the primary market for the security. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. The Portfolios may make use of a pricing service in the determination of their net asset values. Securities for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of the security, then these securities are fair valued as determined pursuant to procedures adopted in good faith by the Board of Directors ("Directors"). Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

   REPURCHASE AGREEMENTS: Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Portfolios are permitted to participate in joint repurchase agreement transactions with other affiliated mutual funds. The Portfolios, along with other affiliated registered investment companies, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Portfolios' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Portfolio has the right to liquidate

SUNAMERICA VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

   the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

   SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: As customary in the mutual fund industry, securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. Portfolios investing in foreign securities may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Portfolios accrues such taxes when the related income is earned. The Portfolios amortize premiums and accrue discounts including original issue discounts for both book and federal income tax purposes.

   Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

   Expenses common to all Portfolios, not directly related to individual Portfolios, are allocated among the Portfolios based upon their relative net asset value or other appropriate methods.

   The Portfolios issue and redeem their shares, invest in securities and distribute dividends from net investment income and net realized gains which are paid in cash or are reinvested at the discretion of the shareholders. These activities are reported in the Statement of Changes in Net Assets.

   Dividends from net investment income and capital gain distributions, if any, are paid annually. The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets are not affected.

   The Portfolio intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of their taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provisions are required.

   FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. Dollars on the date of valuation.

   The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the period.

   Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference

SUNAMERICA VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

   between the amounts of interest, dividends and foreign withholding taxes recorded on a Portfolio's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

   FORWARD FOREIGN CURRENCY CONTRACTS: Certain portfolios may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. On settlement date, the Portfolio records realized foreign exchange gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

   FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Portfolios are required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The Portfolios' activities in futures contracts are for hedging purposes and are conducted through regulated exchanges which do not result in counterparty credit risks. A Portfolio's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolios as unrealized appreciation or depreciation. Futures contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   OPTIONS: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Portfolio for the purchase of a call or a put option is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost basis of the security which the Portfolio purchased upon exercise of the option.

SUNAMERICA VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

   ORGANIZATIONAL EXPENSES: Expenses incurred by SunAmerica in connection with the organization of the Portfolio are being amortized on a straight line basis over a period not to exceed 60 months from the date the Portfolio commenced operations. Effective June 30, 1998, any organizational expenses will be expensed as incurred.

NOTE 4. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT, DISTRIBUTION AGREEMENT AND SERVICES AGREEMENT

   The Fund, on behalf of each Portfolio, has entered into an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of the respective Portfolios and administers their corporate affairs, subject to general review by the Board of Directors (the "Directors"). In connection therewith, SunAmerica furnishes the Fund with office facilities, maintains certain of the Fund's books and records, and pays for the salaries and expenses of all personnel, including officers of the Fund who are employees of SunAmerica and its affiliates. The annual rate of the investment advisory and management fee payable by the Portfolio to SunAmerica as full compensation for services and facilities furnished to the Fund is 1.00% for the first $150 million, 0.95% for the next $750 million, and 0.90% for any amount exceeding 1.5 billion of the average daily net assets.

   Effective April 16, 2002, American Century Investment Management, Inc. ("American Century") became the sole Advisor for the SunAmerica Value Fund. Prior to April 16, 2002, the Fund was managed by Davis, J.P. Morgan Fleming Asset Management and American Century. Under the current Subadvisory Agreement, American Century manages the investment and reinvestment of the assets of the Portfolio. American Century is independent of SunAmerica and discharges its responsibilities subject to the policies of the Directors and the oversight and supervision of SunAmerica, which pays the Advisors' fees.

   SunAmerica pays a monthly fee to the Advisor equal to a percentage of the average daily net assets of the Portfolio. For the year ended October 31, 2002, SunAmerica paid Advisors of the Portfolio fees of 0.48%, expressed as an annual percentage of the average daily net assets.

   SunAmerica has agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below the percentage limitations of each Portfolio's average net assets. For the SunAmerica Value Portfolio expenses are limited at 1.78%, 2.43%, 2.43%, 1.68%, and 1.21% for Class A, Class B,
   Class II, Class I and Class Z shares, respectively. SunAmerica also may waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. Further, any waivers or reimbursements made by SunAmerica with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations.

SUNAMERICA VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

   At October 31, 2002, expenses previously waived or reimbursed by SunAmerica that are subject to recoupment are as follows:

                                           MANAGEMENT
                                              FEES
                                           REIMBURSED
                                         --------------
   SunAmerica Value Fund................ $          --

                                             OTHER
                                            EXPENSES
                                           REIMBURSED
                                         --------------
   SunAmerica Value Fund Class A........ $      18,839
   SunAmerica Value Fund Class B........        10,235
   SunAmerica Value Fund Class II.......        16,042
   SunAmerica Value Fund Class I........         8,910
   SunAmerica Value Fund Class Z........        55,285

   For the year ended October 31, 2002, the amounts repaid to the Adviser which are included in the management fee are as follows:

                                              AMOUNT
                                             RECOUPED
                                          --------------
   SunAmerica Value Fund A..............  $       8,078
   SunAmerica Value Fund B..............         14,466
   SunAmerica Value Fund II.............            883

   The Fund, on behalf of each Portfolio, has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an indirect wholly-owned subsidiary of SunAmerica Inc. Each Portfolio has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the Act. Rule 12b-1 under the Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's Board of Directors. Pursuant to such rule, the Directors and the shareholders of each class of shares of each Portfolio have adopted Distribution Plans hereinafter referred to as the "Class A Plan", "Class B Plan", and "Class II Plan". In adopting the Distribution Plans, the Directors determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

   Under the Class A Plan, Class B Plan, and Class II Plan, the Distributor receives payments from a Portfolio at an annual rate of up to 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Portfolio's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance and service fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the year ended October 31, 2002, SACS received fees (see Statement of Operations) based upon the aforementioned rates.

SUNAMERICA VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

   In addition, SACS is paid a fee of 0.25% of average daily net assets of Class I shares as compensation for providing additional shareholder services to Class I shareholders.

   SACS receives sales charges on each Portfolio's Class A and Class II shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Portfolio's Class A, Class B and Class II shares. SACS has advised the Portfolios that for the year ended October 31, 2002 the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                                                  CLASS A                         CLASS B
                                                --------------------------------------------  ---------------
                                                                                                CONTINGENT
                                                  SALES       AFFILIATED     NON-AFFILIATED      DEFERRED
                                                 CHARGES    BROKER-DEALERS   BROKER-DEALERS    SALES CHARGES
                                                ----------  ---------------  ---------------  ---------------
      SunAmerica Value Fund...................   $197,901      $105,349          $63,340         $213,335

                                                                          CLASS II
                                                -------------------------------------------------------------
                                                                                                CONTINGENT
                                                  SALES       AFFILIATED     NON-AFFILIATED      DEFERRED
                                                 CHARGES    BROKER-DEALERS   BROKER-DEALERS    SALES CHARGES
                                                ----------  ---------------  ---------------  ---------------
      SunAmerica Value Fund...................   $22,258        $6,791           $15,467          $6,857

   The Fund, on behalf of each Portfolio, has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly-owned subsidiary of SunAmerica Inc. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Portfolio's transfer agent in connection with the services that it offers to the shareholders of the Portfolio. The Service Agreement, which permits the Portfolio to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Directors. For the year ended October 31, 2002 the Portfolio incurred the following expenses, which are included in transfer agent fees in the Statement of Operations, to compensate SAFS pursuant to the terms of the Service Agreement.

                                                                                                       PAYABLE AT
                                                            EXPENSE                                 OCTOBER 31, 2002
                                          -------------------------------------------   -----------------------------------------
                                           CLASS A     CLASS B    CLASS II   CLASS I    CLASS A    CLASS B    CLASS II   CLASS I
                                          ---------   ---------   --------   --------   --------   --------   --------   --------
      SunAmerica Value Fund.............  $120,392    $193,873    $47,839    $10,291     $9,084    $14,290     $3,411      $856

   At October 31, 2002, VALIC an indirect wholly owned subsidiary of AIG, owned 47% of the outstanding shares of SunAmerica Value Fund Class I.

NOTE 5. PURCHASES AND SALES OF INVESTMENT SECURITIES
   The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended October 31, 2002 were as follows:

                                                                     SUNAMERICA
                                                                     VALUE FUND
                                                                    -------------
      Purchases (excluding U.S. government securities)............  $296,063,177
      Sales (excluding U.S. government securities)................   332,343,733

SUNAMERICA VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

NOTE 6. TRANSACTIONS WITH AFFILIATES
   The following Portfolios incurred brokerage commissions with affiliated brokers:

      J.P. Morgan Securities, Inc.................................  $1,476

   As disclosed in the investment portfolio, this portfolio owns securities issued by American International Group, Inc. ("AIG") or an affiliate thereof. For the year ended October 31, 2002, the Fund recorded realized gains/losses and income on security transactions of AIG and subsidiaries of AIG as follows:

                                     REALIZED
                SECURITY            GAIN (LOSS)    INCOME
      ----------------------------  -----------   --------
      Transatlantic Holdings, Inc.    $281,566     $1,958

NOTE 7. FEDERAL INCOME TAX
   The following details the tax basis distributions as well as the components of distributable earnings. As of October 31, 2002, the tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and derivative transactions.

                       DISTRIBUTABLE EARNINGS                          TAX DISTRIBUTIONS
      ---------------------------------------------------------   ---------------------------
                              LONG-TERM GAINS/     UNREALIZED
            ORDINARY            CAPITAL LOSS      APPRECIATION     ORDINARY       LONG-TERM
             INCOME              CARRYOVER       (DEPRECIATION)     INCOME      CAPITAL GAINS
      ---------------------   ----------------   --------------   -----------   -------------
           $4,156,306            $2,044,964      $ (10,036,242)   $5,165,336      $2,447,955

   The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchase agreements, were as follows:

                                                                     SUNAMERICA
                                                                     VALUE FUND
                                                                    ------------
      Cost........................................................  $163,753,652
                                                                    ============
      Appreciation................................................  $  2,423,111
      Depreciation................................................   (12,459,690)
                                                                    ------------
      Net unrealized appreciation (depreciation)..................  $(10,036,579)
                                                                    ============

   For the year ended October 31, 2002, the following reclassifications arising from book/tax differences were primarily the result of reclassifications due to losses on foreign currency transactions.

       ACCUMULATED     ACCUMULATED
      UNDISTRIBUTED   UNDISTRIBUTED        PAID
       NET REALIZED   NET INVESTMENT        IN
        GAIN/LOSS      INCOME/LOSS       CAPITAL
      --------------  --------------  --------------
      $      71,522   $     (55,969)  $     (15,553)

SUNAMERICA VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

NOTE 8. CAPITAL SHARE TRANSACTIONS
   Transactions in shares of each class of each series were as follows:

                                                 CLASS A                                            CLASS B
                            -------------------------------------------------  -------------------------------------------------
                               FOR THE YEAR ENDED       FOR THE YEAR ENDED        FOR THE YEAR ENDED       FOR THE YEAR ENDED
                                OCTOBER 31, 2002         OCTOBER 31, 2001          OCTOBER 31, 2002         OCTOBER 31, 2001
                            ------------------------  -----------------------  ------------------------  -----------------------
                              SHARES       AMOUNT      SHARES       AMOUNT       SHARES       AMOUNT      SHARES       AMOUNT
                            ----------  ------------  ---------  ------------  ----------  ------------  ---------  ------------
      Shares sold.........   1,281,563  $ 19,781,901   903,263   $ 14,514,893     854,532  $ 12,737,305  1,183,573  $ 18,386,774
      Shares issued in
       merger#............     222,667     3,547,219        --             --     679,054    10,431,946         --            --
      Reinvested
       dividends..........     159,249     2,431,740   338,856      5,296,316     225,310     3,327,829    511,432     7,753,273
      Shares redeemed.....  (1,566,274)  (24,197,581) (784,070)   (12,687,335) (1,504,713)  (22,144,087)  (940,134)  (14,503,414)
                            ----------  ------------  --------   ------------  ----------  ------------  ---------  ------------
      Net increase
       (decrease).........      97,205  $  1,563,279   458,049   $  7,123,874     254,183  $  4,352,993    754,871  $ 11,636,633
                            ==========  ============  ========   ============  ==========  ============  =========  ============

                            ------------------------------------------------------------------------
                                               CLASS II                             CLASS I
                            ----------------------------------------------  ------------------------
                                                                                 FOR THE PERIOD
                              FOR THE YEAR ENDED      FOR THE YEAR ENDED       NOVEMBER 16, 2001*
                               OCTOBER 31, 2002        OCTOBER 31, 2001     THROUGH OCTOBER 31, 2002
                            ----------------------  ----------------------  ------------------------
                             SHARES      AMOUNT      SHARES      AMOUNT       SHARES       AMOUNT
                            ---------  -----------  ---------  -----------  ----------  ------------
      Shares sold.........   335,996   $ 5,021,580   691,803   $10,819,058     65,902   $ 1,018,521
      Shares issued in
       merger#............   278,658     4,280,036        --            --    753,772    12,008,384
      Reinvested
       dividends..........    58,720       867,290    97,604     1,479,681     14,156       216,021
      Shares redeemed.....  (580,375)   (8,574,128) (413,227)   (6,373,003)  (510,776)   (8,153,349)
                            --------   -----------  --------   -----------   --------   -----------
      Net increase
       (decrease).........    92,999   $ 1,594,778   376,180   $ 5,925,736    323,054   $ 5,089,577
                            ========   ===========  ========   ===========   ========   ===========

                                               CLASS Z
                            ----------------------------------------------
                              FOR THE YEAR ENDED      FOR THE YEAR ENDED
                               OCTOBER 31, 2002        OCTOBER 31, 2001
                            ----------------------  ----------------------
                             SHARES      AMOUNT      SHARES      AMOUNT
                            ---------  -----------  ---------  -----------
      Shares sold.........    28,434   $  466,899     20,466   $  338,788
      Reinvested
       dividends..........     1,606       24,991      2,426       38,547
      Shares redeemed.....   (37,566)    (610,768)   (10,949)    (182,576)
                            --------   ----------   --------   ----------
      Net increase
       (decrease).........    (7,526)  $ (118,878)    11,943   $  194,759
                            ========   ==========   ========   ==========

    ----------------
    *   Inception of the class
    #  See Note 2

SUNAMERICA VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- (CONTINUED)

NOTE 9. DIRECTORS' RETIREMENT PLAN

   The Directors (and Trustees) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Directors. The Retirement Plan provides generally that if a disinterested Director who has at least 10 years of consecutive service as a disinterested Director of any of the SunAmerica mutual funds (an "Eligible Director"), retires after reaching age 60 but before age 70, or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years, is added to each Eligible Director's account until such Eligible Director reaches his or her 70th birthday. An eligible director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. Any undistributed amounts shall continue to accrue interest at 8.5%. As of October 31, 2002, SunAmerica Value Portfolio had accrued $21,145 for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities, and as of October 31, 2002 expensed $3,146 for the Retirement Plan, which is included in Directors' fees and expenses on the Statement of Operations.

NOTE 10. COMMITMENTS AND CONTINGENCIES

   The SunAmerica Family of Mutual Funds has established a $75 million committed and $50 million uncommitted lines of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the Federal Funds Rate plus 50 basis points on the committed line and State Street's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 10 basis points per annum for the daily unused portion of the committed line of credit which is included in interest expenses on the Statement of Operations. Borrowings under the line of credit will commence when the Portfolio's cash shortfall exceeds $100,000. During the year ended October 31, 2002, the SunAmerica Value Fund had borrowings outstanding under the line of credit for 4 days, and incurred $228 in interest charges related to these borrowings. SunAmerica Value Portfolio's average amount of debt under the line of credit for the days utilized was $913,001 at a weighted average interest of 2.23%. At October 31, 2002, there were no borrowings outstanding.

SUNAMERICA VALUE FUND
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of SunAmerica Style Select
Series, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SunAmerica Value Portfolio (one of the portfolios constituting the SunAmerica Style Select Series, Inc., hereafter referred to as the "Fund") at October 31, 2002, the results of the Fund's operations for the year then ended, the changes in the Fund's net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 18, 2002

SUNAMERICA VALUE FUND
DIRECTOR INFORMATION -- (UNAUDITED)

    The following table contains basic information regarding the Trustees that oversee operations of the Funds and other investment companies within the Fund complex.

                                                                                       NUMBER OF
                                          TERM OF                                      FUNDS IN
                            POSITION    OFFICE AND                                       FUND                   OTHER
NAME,                      HELD WITH     LENGTH OF                                      COMPLEX             DIRECTORSHIPS
ADDRESS AND                SUNAMERICA      TIME           PRINCIPAL OCCUPATIONS       OVERSEEN BY              HELD BY
DATE OF BIRTH*              COMPLEX       SERVED           DURING PAST 5 YEARS        DIRECTOR(1)            DIRECTOR(2)
--------------             ----------   -----------   ------------------------------  -----------   ------------------------------
S. James Coppersmith       Director     17 years      Retired; formerly, President        45        Director of BJ's Wholesale
DOB: February 21, 1933                                and General Manager, WCVB-TV,                 Club, Inc.; Member of Board of
                                                      a division of the Hearst Corp.                Governors of the Boston Stock
                                                      (1982 to 1994);                               Exchange.
                                                      Director/Trustee of SunAmerica
                                                      Mutual Funds ("SAMF") and
                                                      Anchor Series Trust ("AST").

Dr. Judith L. Craven       Director     1 year        Retired Administrator;              75        Director, Compaq Computer
DOB: October 6, 1945                                  Trustee, VALIC Company I                      Corporation (1992 to present);
                                                      (November 1998 to present);                   Director, A.G. Belo
                                                      Director, VALIC Company II                    Corporation (1992 to present);
                                                      (August 1998 to present);                     Director, Sysco Corporation
                                                      Director of SunAmerica Senior                 (1996 to present); Director,
                                                      Floating Rate Fund ("SASFRF"),                Luby's, Inc. (1998 to
                                                      and SAMF; President, United                   present); Director, University
                                                      Way of the Texas Gulf Coast                   of Texas Board of Regents (May
                                                      (1992-1998).                                  2001 to present); formerly,
                                                                                                    Director, Cypress Tree Senior
                                                                                                    Floating Rate Fund, Inc. (June
                                                                                                    2000 to May 2001); formerly,
                                                                                                    Director, Houston Branch of
                                                                                                    the Federal Reserve Bank of
                                                                                                    Dallas (1992-2000); formerly,
                                                                                                    Board Member, Sisters of
                                                                                                    Charity of the Incarnate Word
                                                                                                    (1996-1999).

William F. Devin           Director     1 year        Director/Trustee of SASFRF;         75        Member of the Board of
DOB: December 30, 1938                                SAMF; VALIC Company I and                     Governors, Boston Stock
                                                      VALIC Company II.                             Exchange (1985-Present);
                                                                                                    formerly, Executive Vice
                                                                                                    President, Fidelity Capital
                                                                                                    Markets, a division of
                                                                                                    National Financial Services
                                                                                                    Corporation (1966-1996);
                                                                                                    formerly, Director, Cypress
                                                                                                    Tree Senior Floating Rate
                                                                                                    Fund, Inc. (October 1997-May
                                                                                                    2001).

Samuel M. Eisenstat        Chairman     16 years      Attorney, solo practitioner;        46        Director of North European Oil
DOB: March 7, 1940         of the                     Chairman of the Boards of                     Royalty Trust.
                           Board                      Directors/Trustees of SAMF and
                                                      AST, Director of SASFRF.

SUNAMERICA VALUE FUND
DIRECTOR INFORMATION -- (UNAUDITED) (CONTINUED)

                                                                                       NUMBER OF
                                          TERM OF                                      FUNDS IN
                            POSITION    OFFICE AND                                       FUND                   OTHER
NAME,                      HELD WITH     LENGTH OF                                      COMPLEX             DIRECTORSHIPS
ADDRESS AND                SUNAMERICA      TIME           PRINCIPAL OCCUPATIONS       OVERSEEN BY              HELD BY
DATE OF BIRTH*              COMPLEX       SERVED           DURING PAST 5 YEARS        DIRECTOR(1)            DIRECTOR(2)
--------------             ----------   -----------   ------------------------------  -----------   ------------------------------
Stephen J. Gutman          Director     17 years      Partner and Managing Member of      46        None
DOB: May 10, 1943                                     B.B. Associates LLC (menswear
                                                      specialty retailing and other
                                                      activities) since 1988;
                                                      Director/Trustee of SAMF, AST
                                                      and SASFRF.

Peter A. Harbeck(3)        Director     7 years       Director and President of the       83        None
DOB: January 23, 1954                                 Advisor, since 1995; Director,
                                                      AIG Financial Advisor
                                                      Services, Inc. ("AIGFAS")
                                                      since 2000; Director,
                                                      SunAmerica Capital Services,
                                                      Inc. ("SACS"), since 1993;
                                                      Director and President,
                                                      SunAmerica Fund Services, Inc.
                                                      ("SAFS"), since 1988;
                                                      Director/ Trustee, SAMF, AST
                                                      and SASFRF; Director, VALIC
                                                      Company I and VALIC
                                                      Company II since October 2001.

Sebastiano Sterpa          Director     10 years      Founder and Chairman of the         37        Director, Real Estate Business
DOB: July 18, 1929                                    Board of the Sterpa Group                     Service and Countrywide
                                                      (real estate) since 1962;                     Financial.
                                                      Director/ Trustee of SAMF.

------------
* The business address for each Director is the Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

(1) The "Fund Complex" consists of all registered investment company portfolios for which SAAMCo serves as investment advisor or business manager. The "Fund Complex" includes the SunAmerica Money Market Funds (2 funds), SunAmerica Equity Funds (7 funds), SunAmerica Income Funds (6 funds), SunAmerica Style Select Series, Inc. (15 portfolios) SunAmerica Strategic Investment Series, Inc. (7 funds), Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (33 portfolios), VALIC Company I (22 portfolios), VALIC Company II (15 funds) and Seasons Series Trust (19 portfolios).

(2) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the Investment Company Act of 1940.

(3) Interested Trustee, as defined within the Investment Company Act of 1940.

Additional information concerning the Directors is contained in the Statement of Additional Information and is available without charge by calling
(800) 858-8850.

SUNAMERICA VALUE FUND
SHAREHOLDER TAX INFORMATION -- (UNAUDITED)

    Certain tax information regarding the Style Select Series, Inc. is required to be provided to shareholders based upon the Portfolio's income and distributions for the taxable year ended October 31, 2002. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2002. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you under a separate cover in January 2003.

    During the year ended October 31, 2002, the SunAmerica Value Fund paid $2,447,955 in Net long-term capital gains.

    For the year ended October 31, 2002, 77.26% of the dividends paid from ordinary income qualified for the 70% dividends received deductions for corporations.

SUNAMERICA VALUE FUND
COMPARISONS: PORTFOLIO VS. THE INDEXES -- (UNAUDITED)

As required by the Securities and Exchange Commission, the following graph compares the performance of a $10,000 investment in the SunAmerica Style Select Series Value Fund to a similar investment in an index. Please note that "inception" as used herein reflects the date a Portfolio commenced operations without regard to when a second class of shares was introduced. It is important to note that the SunAmerica Style Select Portfolio is a professionally managed mutual funds while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graph presents the performance of the class of the Portfolio which has been in existence the longest. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        SUNAMERICA    RUSSELL 3000  MORNINGSTAR MID-CAP  RUSSELL MID-CAP
       VALUE CLASS B  VALUE INDEX     VALUE CATEGORY       VALUE INDEX
11/96        $10,000       $10,000              $10,000          $10,000
11/96        $10,232       $10,221              $10,232          $10,147
12/96        $10,216       $10,137              $10,284          $10,105
1/97         $10,656       $10,594              $10,587          $10,423
2/97         $10,720       $10,744              $10,691          $10,599
3/97         $10,352       $10,367              $10,413          $10,277
4/97         $10,800       $10,774              $10,576          $10,536
5/97         $11,464       $11,401              $11,314          $11,157
6/97         $11,880       $11,899              $11,706          $11,572
7/97         $12,872       $12,755              $12,439          $12,431
8/97         $12,616       $12,364              $12,370          $12,285
9/97         $13,360       $13,119              $13,011          $13,047
10/97        $12,800       $12,753              $12,537          $12,651
11/97        $13,000       $13,274              $12,686          $13,078
12/97        $13,145       $13,668              $12,897          $13,578
1/98         $12,863       $13,469              $12,854          $13,314
2/98         $13,818       $14,367              $13,730          $14,204
3/98         $14,341       $15,217              $14,303          $14,935
4/98         $14,474       $15,316              $14,428          $14,852
5/98         $13,892       $15,059              $14,049          $14,505
6/98         $13,793       $15,226              $13,944          $14,551
7/98         $13,261       $14,875              $13,282          $13,813
8/98         $10,861       $12,651              $11,190          $11,871
9/98         $11,219       $13,376              $11,635          $12,564
10/98        $12,298       $14,359              $12,418          $13,377
11/98        $12,788       $15,006              $12,903          $13,847
12/98        $13,070       $15,513              $13,220          $14,268
1/99         $13,045       $15,600              $13,145          $13,936
2/99         $12,730       $15,315              $12,729          $13,629
3/99         $13,087       $15,600              $13,092          $13,824
4/99         $14,092       $17,054              $14,330          $15,133
5/99         $14,092       $16,917              $14,504          $15,196
6/99         $14,673       $17,417              $14,935          $15,370
7/99         $14,183       $16,913              $14,589          $14,985
8/99         $13,735       $16,287              $14,058          $14,467
9/99         $13,203       $15,736              $13,439          $13,735
10/99        $13,710       $16,553              $13,615          $14,140
11/99        $13,793       $16,438              $13,743          $13,881
12/99        $14,174       $16,545              $14,208          $14,252
1/00         $13,738       $16,013              $13,582          $13,400
2/00         $13,433       $14,969              $13,063          $12,840
3/00         $14,697       $16,662              $14,548          $14,396
4/00         $14,540       $16,488              $14,596          $14,454
5/00         $14,679       $16,633              $14,784          $14,702
6/00         $14,461       $15,957              $14,460          $14,154
7/00         $14,287       $16,178              $14,705          $14,485
8/00         $15,272       $17,067              $15,622          $15,373
9/00         $14,871       $17,206              $15,648          $15,520
10/00        $15,080       $17,598              $16,008          $15,815
11/00        $14,549       $16,963              $15,603          $15,609
12/00        $15,517       $17,875              $16,744          $16,986
1/01         $15,861       $17,972              $17,316          $16,924
2/01         $15,192       $17,504              $17,059          $16,853
3/01         $14,582       $16,909              $16,568          $16,386
4/01         $15,290       $17,735              $17,549          $17,287
5/01         $15,694       $18,137              $18,019          $17,778
6/01         $15,595       $17,814              $17,928          $17,541
7/01         $15,664       $17,751              $17,968          $17,470
8/01         $15,310       $17,084              $17,580          $17,151
9/01         $14,327       $15,834              $15,880          $15,515
10/01        $14,317       $15,734              $16,216          $15,597
11/01        $15,222       $16,664              $17,375          $16,689
12/01        $15,767       $17,100              $18,064          $17,381
1/02         $15,592       $16,995              $18,018          $17,557
2/02         $15,736       $17,028              $18,130          $17,842
3/02         $16,280       $17,868              $19,042          $18,754
4/02         $15,910       $17,350              $18,843          $18,741
5/02         $16,064       $17,383              $18,754          $18,713
6/02         $15,449       $16,434              $17,544          $17,878
7/02         $14,587       $14,838              $15,880          $16,128
8/02         $14,710       $14,938              $16,026          $16,315
9/02         $13,695       $13,318              $14,466          $14,668
10/02        $15,345       $14,248             $15,061#          $15,134

DOLLARS (THOUSANDS)
# Reflects Returns from November 30, 1996 to October 31, 2002, because the category's return is only published at the end of the month.

                                CLASS A                     CLASS B                     CLASS II
                            SEC                         SEC                         SEC
                          AVERAGE                     AVERAGE                     AVERAGE
                           ANNUAL      CUMULATIVE      ANNUAL      CUMULATIVE      ANNUAL      CUMULATIVE
                           RETURN       RETURN+        RETURN       RETURN+        RETURN       RETURN+
1 Year Return                  -4.38%      1.44%           -3.12%     0.74%            -1.24%     0.74%
5 Year Return                   1.88%     16.47%            2.09%    12.68%             2.21%    12.68%
Since Inception*                5.99%     49.92%            6.23%    44.23%             4.98%    32.96%

                               CLASS I                 CLASS Z
                         SEC                       SEC
                       AVERAGE                   AVERAGE
                        ANNUAL     CUMULATIVE     ANNUAL   CUMULATIVE
                        RETURN      RETURN+       RETURN    RETURN+
1 Year Return            N/A               N/A    1.98%      1.98%
5 Year Return            N/A               N/A     N/A        N/A
Since Inception*         N/A             -3.83%   1.08%      5.05%

       + Cumulative returns do not reflect sales load.
       * Inception date for Class A and Class B: 11/19/96; Class II: 3/06/97; Class Z: 4/03/98; Class I: 11/16/01

        For the 12 month period ending October 31, 2002, SunAmerica
        Value Fund Class B returned -3.12%, compared to -9.44% for the
        Russell 3000 Value Index, -2.97% for the Russell Mid-Cap Value
        Index, and -6.69% for the Morningstar Mid-Cap Value Category.
SUNAMERICA VALUE FUND
As you can see in the graph above, the Value Fund Class B has slightly outperformed the Russell 3000 Value Index for the period from the Fund's inception in November 1996 through October 31, 2002. For the 12 month period ended October 31, 2002, SunAmerica Value Fund Class B returned -3.12%, outperforming the -10.59% return of the Russell 3000 Value Index, the -6.69% return of the Morningstar Mid-Cap Value Category, and underperforming the -2.97% return of the Russell Mid-Cap Value Index. Such outperformance was due primarily to strong individual stock selection and to close adherence to a disciplined value strategy. Looking ahead, the Fund's managers intend to continue seeking fundamentally sound businesses that have transitory issues affecting their stock prices.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[AIG LOGO]  SUNAMERICA
            MUTUAL FUNDS

SUNAMERICA ASSET MANAGEMENT CORP.
HARBORSIDE FINANCIAL CENTER
3200 PLAZA 5
JERSEY CITY, NJ 07311-4992

DIRECTORS
     S. JAMES COPPERSMITH
     DR. JUDITH L. CRAVEN
     WILLIAM F. DEVIN
     SAMUEL M. EISENSTAT
     STEPHEN J. GUTMAN
     PETER A. HARBECK
     SEBASTIANO STERPA

OFFICERS
     ROBERT M. ZAKEM, PRESIDENT
     DONNA M. HANDEL, TREASURER
     VACANT, SECRETARY
     BRIAN P. CLIFFORD, VICE PRESIDENT
     J. STEVEN NEAMTZ, VICE PRESIDENT
     STEVEN SCHOEPKE,VICE PRESIDENT
     ABBE P. STEIN, VICE PRESIDENT
       AND ASSISTANT SECRETARY
     LAURA E. FILIPPONE, ASSISTANT TREASURER
     GREGORY R. KINGSTON, VICE PRESIDENT
       AND ASSISTANT TREASURER
     DONALD H. GUIRE, ASSISTANT TREASURER

INVESTMENT ADVISER
     SUNAMERICA ASSET MANAGEMENT CORP.
     HARBORSIDE FINANCIAL CENTER
     3200 PLAZA 5
     JERSEY CITY, NJ 07311-4992

DISTRIBUTOR
     SUNAMERICA CAPITAL SERVICES, INC.
     HARBORSIDE FINANCIAL CENTER
     3200 PLAZA 5
     JERSEY CITY, NJ 07311-4992

SHAREHOLDER SERVICING AGENT
     SUNAMERICA FUND SERVICES, INC.
     HARBORSIDE FINANCIAL CENTER
     3200 PLAZA 5
     JERSEY CITY, NJ 07311-4992

CUSTODIAN AND TRANSFER AGENT
     STATE STREET BANK AND TRUST COMPANY
     P.O. BOX 219373
     KANSAS CITY, MO 64121

This report is submitted solely for the general information of shareholders of the Fund. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.

Distributed by:
SunAmerica Capital Services, Inc.

SSANN-10/02